SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549
                               __________________

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) August 10, 2004

                             Nighthawk Systems, Inc.
             (Exact  name of registrant as specified in its charter)


         Nevada                  0-30786                     87-0627349
  (State or other          (Commission  File Number)     (I.R.S.  employer
  jurisdiction of                                         identification
    incorporation                                              number)
  or  organization)

                            10715 Gulfdale, Suite 200
                            San Antonio, Texas 78216
                                 (210) 341-4811

    (Address, including zip code of registrant's principal executive offices and telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  into  a  Material  Definitive  Agreement.


     On August 10, 2004, Nighthawk Systems, Inc. entered into a series of definitive agreements with Dutchess Private Equities Fund, II, L.P., a Delaware corporation. The agreements include a Subscription Agreement, an Investment Agreement and a Registration Rights Agreement pursuant to which Nighthawk Systems, Inc. issued to Dutchess Private Equities Fund convertible debentures and a warrant to purchase the company's common stock in the future.

     Pursuant to the Subscription Agreement, Dutchess Private Equities Fund will provide $250,000 to Nighthawk in three tranches of $125,000 upon execution of the agreement, $100,000 upon filing of a registration statement with the SEC and $25,000 upon the effectiveness of the registration statement. For this investment, Dutchess will receive $250,000 of convertible debentures with a maturity date of August 10, 2007. The debentures include interest at 8% and can be converted at a price determined by a formula of the lesser of (i) 75% of the lowest closing bid price or (ii) twelve and a half cents ($0.125). The amount of shares converted at any time is limited so as not to exceed 4.99% of the outstanding shares of Nighthawk common stock.. In addition, Dutchess is issued a warrant to purchase up to 250,000 shares of common stock at a price of twelve and a half cents ($0.125) for a period of up to five years. This offering was made in accordance with the exemptions from registration provided for under
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and Rule 506 of Regulation D promulgated under the 1933 Act.

     Under the Investment Agreement, Dutchess can invest up to $10,000,000 to purchase common stock pursuant to put notices by Nighthawk. This agreement effectively provides an equity line of credit to be drawn upon at Nighthawk's discretion.

     Under the Registration Rights Agreement, Nighthawk agrees to register all the shares that could be issued pursuant to the Convertible Debentures, the warrants and the Investment Agreement within ninety (90) days of the execution of the agreements.


Item  9.01  Financial  Statements  and  Exhibits.

Exhibit  Description
_____________________
10.1 Debenture Agreement between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.
10.2 Subscription Agreement between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.
10.3 Warrant Agreement between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.
10.4 Registration Rights Agreement for Debenture between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.
10.5 Investment Agreement between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.
10.6 Registration Rights Agreement for the Equity Line between the Registrant and Dutchess Private Equities Fund, II, LP, dated August 10, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Nighthawk  Systems,  Inc.
                                   Dated:  September  3,  2004

                                   By:  /s/   H.  Douglas  Saathoff
                                         _______________________
                                         H.  Douglas  Saathoff
                                         Chief  Executive  Officer